                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2005
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                              --------------------

                             THE QUIGLEY CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       0-21617              23-2577138
          ------                       -------              ----------
(State or Other Jurisdiction         (Commission          (IRS Employer
        of Incorporation)            File Number)         Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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      (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On February 24, 2005, The Quigley Corporation (the "Company") issued a press  release  announcing  its financial  results for the fourth  quarter and fiscal  year ended  December  31,  2004.  The full text of the press  release is attached hereto as Exhibit 99.1.

            The  information  furnished  pursuant  to Item 2.02 of this  Current
Report on Form 8-K,  including  Exhibit  99.1  hereto,  shall not be  considered
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended, or otherwise subject to the liability of such section,  nor shall it be incorporated  by  reference  into  future  filings  by  the  Company  under  the
Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended,  unless the Company  expressly sets forth in such future filing that such  information  is to be  considered  "filed" or  incorporated  by  reference therein.

ITEM 8.01      OTHER EVENTS.

            On February 24, 2005, the Company  issued a press release  providing updates on the status of its pharmaceutical pipeline. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits.

       Exhibit No.     Description
       -----------     -----------

          99.1         Press Release dated  February 24, 2005  reporting  fourth
                       quarter   and  fiscal  year  ended   December   31,  2004
                       preliminary  unaudited earnings and updates on the status
                       of the Company's pharmaceutical pipeline.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE QUIGLEY CORPORATION
                                                      (Registrant)

Date:  February 24, 2005
                                                 By:    /s/ George J. Longo
                                                        ------------------------
                                                 Name:  George J. Longo
                                                 Title: Vice President and Chief
                                                        Financial Officer